                                                                  EXHIBIT 99.1.2

                              LETTER OF TRANSMITTAL

                          DAY INTERNATIONAL GROUP, INC.


      OFFER TO EXCHANGE ITS SHARES OF 12 1/4% SENIOR EXCHANGEABLE PREFERRED
        STOCK DUE 2010, PAR VALUE $0.01 PER SHARE, LIQUIDATION PREFERENCE
      $1,000.00 PER SHARE ("NEW EXCHANGEABLE PREFERRED STOCK"), WHICH HAVE
      BEEN REGISTERED UNDER THE SECURITIES ACT, FOR ANY AND ALL OUTSTANDING
       SHARES OF 12 1/4% SENIOR EXCHANGEABLE PREFERRED STOCK DUE 2010, PAR
        VALUE $0.01 PER SHARE, LIQUIDATION PREFERENCE $1,000.00 PER SHARE
      ("EXISTING EXCHANGEABLE PREFERRED STOCK"), PURSUANT TO THE PROSPECTUS
                               DATED JUNE 22, 1998




THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 21, 1998 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (SUCH DATE AND TIME, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.


                    TO: The Bank of New York, Exchange Agent


   By Registered or Certified Mail:         By Facsimile: (212) 815-6213             By Overnight Courier or
         The Bank of New York             (For Eligible Institutions Only)                   By Hand:
     Tender & Exchange Department                                                      The Bank of New York
            P.O. Box 11248                                                        Tender and Exchange Department
        Church Street Station                                                           101 Barclay Street
          New York, New York                                                        Receive and Deliver Window
              10286-1248                                                             New York, New York 10286

                              For Information Call:
                                 (800) 507-9357


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET
         FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER
          THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE COMPLETING ANY BOX BELOW
                                 ---------------

         List below the Existing Exchangeable Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the account number(s) and number of shares of Existing Exchangeable Preferred Stock should be listed on a separate signed schedule affixed hereto.

          DESCRIPTION OF EXISTING EXCHANGEABLE PREFERRED STOCK TENDERED

   NAME(S) AND ADDRESS(ES) OF HOLDER(S)                  (1)                         (2)                        (3)
                                                                                                        AGGREGATE NUMBER OF
                                                                              NUMBER OF SHARES           SHARES OF EXISTING
                                                ACCOUNT NUMBER AT THE       EXISTING EXCHANGEABLE      EXCHANGEABLE PREFERRED
                                                 BOOK-ENTRY FACILITY           PREFERRED STOCK             STOCK TENDERED*





    * Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate number of shares represented by such Existing Exchangeable Preferred Stock.

     The undersigned acknowledges that he, she or it has received and reviewed the Prospectus, dated June 22, 1998 (the "Prospectus"), of Day International Group, Inc., a Delaware corporation ("Day"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute Day's offer (the "Exchange Offer") to exchange up to 36,071 shares of its New Exchangeable Preferred Stock, which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like number of shares of its outstanding Existing Exchangeable Preferred Stock. The New Exchangeable Preferred Stock and the Existing Exchangeable Preferred Stock are collectively referred to as the "Exchangeable Preferred Stock." Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.


     The undersigned has completed the appropriate boxes above and below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter of Transmittal is to be completed by holders of Existing Exchangeable Preferred Stock who wish to tender their Existing Exchangeable Preferred Stock pursuant to the Exchange Offer. In addition, either (i) a timely confirmation of book-entry transfer to an account maintained by the Exchange Agent at DTC, pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus must be received by the Exchange Agent prior to the Expiration Date, or (ii) the holder must comply with the guaranteed delivery procedures described in the next paragraph. Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders of Existing Exchangeable Preferred Stock who cannot deliver a signed Letter of Transmittal and the other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Exchangeable Preferred Stock according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instructions 1. Any financial institution that is a participant in DTC's systems must execute the tender through the DTC Automated Tender Offer Program ("ATOP") for which the transaction will be eligible. DTC participants should transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message as defined in the Prospectus) to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

     The undersigned must complete the appropriate boxes above and below and sign this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

[ ] CHECK HERE IF TENDERED EXISTING EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
     FOLLOWING:

Name of Tendering Institution                  [ ] The Depository Trust Company

Account Number

Transaction Code Number

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED EXISTING EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED BY BOOK-ENTRY TRANSFER PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

Account Number                                Transaction Code Number

[ ] CHECK HERE IF YOU (I) ARE A BROKER-DEALER, (II) WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS MADE THERETO, (III) WILL RECEIVE NEW EXCHANGEABLE PREFERRED STOCK FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING EXCHANGEABLE PREFERRED STOCK THAT WAS ACQUIRED AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND (IV) ACKNOWLEDGE THAT YOU WILL DELIVER THE PROSPECTUS IN CONNECTION WITH ANY RESALE OF SUCH NEW EXCHANGEABLE PREFERRED STOCK (BY SO ACKNOWLEDGING AND DELIVERING THE PROSPECTUS, YOU WILL NOT, HOWEVER, BE DEEMED TO ADMIT THAT YOU ARE AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

Name

Address

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Day the aggregate number of shares of Existing Exchangeable Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of Existing Exchangeable Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Exchange Agent, as agent of Day, all right, title and interest in and to such Existing Exchangeable Preferred Stock as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned to cause the Existing Exchangeable Preferred Stock tendered hereby to be transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Exchangeable Preferred Stock tendered hereby and to acquire the New Exchangeable Preferred Stock issuable upon the exchange of such tendered Existing Exchangeable Preferred Stock, and that the Exchange Agent, as agent of Day, will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Exchange Agent, as agent of Day. The undersigned will, upon request, execute and deliver any additional documents deemed by Day or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Exchangeable Preferred Stock tendered hereby.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on the interpretation of the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties (including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), K-III Communications Corporation (available May 14, 1993), and Shearman & Sterling (available July 2,
1998)). Based on such interpretation of the staff of the SEC set forth in such no-action letters, Day believes that the New Exchangeable Preferred Stock issued in exchange for the Existing Exchangeable Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any such holder that is an "affiliate") of Day within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that (i) such New Exchangeable Preferred Stock is acquired in the ordinary course of such holder's business, (ii) at the time of the commencement of the Exchange Offer such holder has no arrangement or understanding with any person to participate in a distribution of the New Exchangeable Preferred Stock and (iii) such holder is not engaged in, and does not intend to engage, in a distribution of the New Exchangeable Preferred Stock. By tendering Existing Exchangeable Preferred Stock in exchange for New Exchangeable Preferred Stock, each holder will represent to Day that: (i) it is not such an affiliate of Day, (ii) any New Exchangeable Preferred Stock to be received by it will be acquired in the ordinary course of business and (iii) at the time of the commencement of the Exchange Offer it had no arrangement or understanding with any person to participate in a distribution of the New Exchangeable Preferred Stock. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive New Exchangeable Preferred Stock for its own account in exchange for Existing Exchangeable Preferred Stock, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Exchangeable Preferred Stock.

     If the undersigned is a broker-dealer that will receive New Exchangeable Preferred Stock for its own account in exchange for Existing Exchangeable Preferred Stock, where such Existing Exchangeable Preferred Stock was acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act and it has not entered into any arrangement or understanding with Day or an affiliate of Day in connection with any resale of such New Exchangeable Preferred Stock; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The SEC has taken the position that such broker-dealers may fulfill their prospectus delivery requirements with respect to the New Exchangeable Preferred Stock (other than a resale of New Exchangeable Preferred Stock received in exchange for an unsold allotment from the original sale of the Existing Exchangeable Preferred Stock) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealers for a period of time, starting on the Expiration Date and ending on the close of business 90 days after the Expiration Date in connection with the sale or transfer of such New Exchangeable Preferred Stock. Day has agreed that, for such period of time, it will make the Prospectus (as it may be amended or supplemented) available to a broker-dealer which, with Day's prior written consent, makes a market in the Existing Exchangeable Preferred Stock and receives New Exchangeable Preferred Stock pursuant to the Exchange Offer (each a "Participating Broker-Dealer") for use in connection with any resale of such New Exchangeable Preferred Stock. By acceptance of the Exchange Offer, each broker-dealer that receives New Exchangeable Preferred Stock pursuant to the Exchange Offer hereby acknowledges and agrees to notify Day prior to using the Prospectus in connection with the sale or transfer of New Exchangeable Preferred Stock and that, upon receipt of notice from Day of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) Day has amended or supplemented the Prospectus to correct such misstatement or omission and (ii) either Day has furnished copies of the amended or supplemented Prospectus to such broker-dealer or, if Day has not otherwise agreed to furnish such copies and declines to do so after such broker-dealer so requests, such broker-dealer has obtained a copy of such amended or supplemented Prospectus as filed with the SEC. Day agrees to deliver such notice and such amended or supplemented Prospectus promptly to any Participating Broker-Dealer that has so notified Day. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Exchangeable Preferred Stock. A broker-dealer that acquired Existing Exchangeable Preferred Stock in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

     The undersigned represents that (i) the New Exchangeable Preferred Stock acquired pursuant to the Exchange Offer is being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of such New Exchangeable Preferred Stock or, if such holder intends to participate in the Exchange Offer for the purpose of distributing the New Exchangeable Preferred Stock, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (iii) (x) such holder is not
(a) a broker-dealer that will receive New Exchangeable Preferred Stock for its own account in exchange for Existing Exchangeable Preferred Stock that was acquired as a result of market-making activities or other trading activities, or
(b) an "affiliate," as defined in Rule 405 under the Securities Act, of Day or
(y) if such holder is such a broker-dealer or an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

     The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Existing Exchangeable Preferred Stock tendered hereby, if not the undersigned) (i) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of Day, a self-employed individual retirement plan, or individual retirement account), a corporation which has a net worth on a consolidated basis according to its most recent audited financial statements of not less that $14,000,000, or a wholly owned subsidiary of any of the foregoing, and (ii) is acquiring the New Exchangeable Preferred Stock for its own account for investment purposes (or for the account of the beneficial owner of such New Exchangeable Preferred Stock for investment purposes).

     All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter of Transmittal.

     The undersigned understands that tenders of the Existing Exchangeable Preferred Stock pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and Day in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned understands that if its Existing Exchangeable Preferred Stock is accepted for exchange, dividends on the New Exchangeable Preferred Stock will accumulate from the last date a dividend was paid on the Existing Exchangeable Preferred Stock surrendered in exchange thereof, or if no dividend was paid, from the original date of issuance of the Existing Exchangeable Preferred Stock.

     The undersigned recognizes that such holder, when tendering such Existing Exchangeable Preferred Stock, will be deemed to have tendered such Existing Exchangeable Preferred Stock in exchange for a beneficial interest in one or more fully registered global certificates, which will be deposited with, or on behalf of, DTC and registered in the name of Cede & Co., its nominee. Beneficial interests in such registered global certificates will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. See "Book-Entry; Delivery and Form" in the Prospectus.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer --Conditions," Day may not be required to accept for exchange any of the Existing Exchangeable Preferred Stock tendered. Existing Exchangeable Preferred Stock not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     The undersigned acknowledges that by tendering the Existing Exchangeable Preferred Stock pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto, the undersigned agrees that once the Exchange Offer is consummated, Day shall not be obligated to file or prepare a Shelf Registration Statement (as defined in the Registration Rights Agreement, dated March 18, 1998 (the "Registration Rights Agreement"), among Day and the Initial Purchasers), or take any other action provided in Sections 2 or 3 of the Registration Rights Agreement with respect to a Shelf Registration Statement, and the undersigned hereby waives any requirement of the Registration Rights Agreement that Day files, prepares or takes any other action relating to a Shelf Registration Statement once the Exchange Offer is consummated.

     All questions as to the validity, form, eligibility (including time of receipt) and acceptability of any tender will be determined by Day, in its sole discretion, and such determination will be final and binding. Unless waived by Day, irregularities and defects must be cured by the Expiration Date. Day shall not be obligated to give notice of any defects or irregularities in tenders and shall not incur any liability for failure to give any such notice.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING EXCHANGEABLE PREFERRED STOCK TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING EXCHANGEABLE PREFERRED STOCK AS SET FORTH IN SUCH BOX(ES) ABOVE.


                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete Accompanying Substitute Form W-9)

X


X

           Signature(s) of Owner(s)                  Date

Area Code and Telephone Number

If a holder is tendering any Existing Exchangeable Preferred Stock, this Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) at the book-entry transfer facility and in the documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title below. See Instruction 3.


Name(s):



                             (Please Type or Print)


Capacity:


Address:



                               (Include Zip Code)

                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:

                             (Authorized Signature)



                                     (Title)



                                 (Name of Firm)


Dated:

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)


                   PAYOR'S NAME: DAY INTERNATIONAL GROUP, INC.


            SUBSTITUTE             PART I -- Taxpayer Identification Number

             FORM W-9              Enter your taxpayer identification number in the
                                   appropriate box.  For most individuals, this is
    DEPARTMENT OF THE TREASURY     your social security number.  If you do not have a     Social Security Number
     INTERNAL REVENUE SERVICE      number, see how to obtain a "TIN" in the enclosed
                                   Social Security Number Guidelines.
                                                                                                        or
                                   NOTE:  If the account is in more than one name,
                                   see the chart on page 2 of the enclosed Guidelines
                                   to determine what number to give.                      Employer Identification Number
PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)        PART II -- For Payees Exempt from Backup Withholding (See Enclosed Guidelines)
AND CERTIFICATION


CERTIFICATION -- Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

SIGNATURE                                       DATE:

CERTIFICATION GUIDELINES -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the New Exchangeable Preferred Stock shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.


SIGNATURE                                  DATE


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE NEW EXCHANGEABLE PREFERRED STOCK. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


1.   DELIVERY OF THIS LETTER OF TRANSMITTAL; GUARANTEED DELIVERY PROCEDURE

         The Letter of Transmittal is to tender Existing Exchangeable Preferred Stock pursuant to the Exchange Offer. A confirmation of book-entry transfer of Existing Exchangeable Preferred Stock into the Exchange Agent's account at the book-entry transfer facility as well as a properly completed and duly executed copy of this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Existing Exchangeable Preferred Stock tendered must be in an integral multiple number of shares with a liquidation preference of $1,000.

         The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance of an Agent's Message delivered through ATOP is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered or certified mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         If a holder desires to tender Existing Exchangeable Preferred Stock and time will not permit such holder's Letter of Transmittal, a confirmation of book-entry transfer of Existing Exchangeable Preferred Stock into the Exchange Agent's account at the book-entry transfer facility or other required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date, or such holder cannot complete the procedure of book-entry transfer on a timely basis, such holder may nevertheless tender Existing Exchangeable Preferred Stock if:

                  (a) such tender is made by or through an Eligible Institution (as defined below);

                  (b) the Exchange Agent has received from such Eligible Institution prior to 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Letter of Transmittal (of facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Day (by facsimile transmission, mail or hand delivery), or an Agent's Message with respect to guaranteed delivery that is accepted by Day, setting forth the name and address of the holder of such Existing Exchangeable Preferred Stock and the principal amount of Existing Exchangeable Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange ("NYSE") trading days after the execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

                  (c) a Book-Entry Confirmation and all other required documents required by the Letter of Transmittal are received by the Exchange Agent within three NYSE trading days after the Notice of Guaranteed Delivery.

         A tender will be deemed to have been received as of the date when the tendering holder's duly signed Letter of Transmittal accompanied by a timely confirmation of a book-entry transfer of Existing Exchangeable Preferred Stock into the Exchange Agent's account at the book-entry transfer facility or a Notice of Guaranteed Delivery from an Eligible Institution is received by the Exchange Agent.

         See "The Exchange Offer" in the Prospectus.

2.   WITHDRAWALS

         Any holder may withdraw a tender of Existing Exchangeable Preferred Stock prior to 5:00 p.m., New York City time on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be received by the Exchange Agent prior to 5:00 p.m., New York City time on the Expiration Date at one of its addresses set forth herein. Any such notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility from which the Existing Exchangeable Preferred Stock was tendered, identify the aggregate number of shares of the Existing Exchangeable Preferred Stock to be withdrawn, and specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Exchangeable Preferred Stock and otherwise comply with the procedures of such facility. All questions as to the validity (including time of receipt) of notices of withdrawals will be determined by Day, in its sole discretion, and such determination will be final and binding on all parties. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus. Any notice of withdrawal must specify the name and number of the participant's account at DTC to be credited with the withdrawn Existing Exchangeable Preferred Stock or otherwise comply with DTC's procedures. See "The Exchange Offer--Withdrawal of Tenders" in the Prospectus.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES

     If this Letter of Transmittal is signed by the holder of the Existing Exchangeable Preferred Stock tendered hereby, the signature must correspond exactly with the name as it appears in such holder's account without any change whatsoever.

     If any tendered Existing Exchangeable Preferred Stock is owned by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Exchangeable Preferred Stock is listed in the Book-Entry Transfer Facility in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different names so listed.

     If this Letter of Transmittal or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should indicate when signing, and unless waived by Day, proper evidence satisfactory to Day of their authority so to act must be submitted.

     The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Existing Exchangeable Preferred Stock surrendered for exchange pursuant thereto are tendered for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States, or an " eligible institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

4.   ISSUANCE AND DELIVERY INSTRUCTIONS

     Any New Exchangeable Preferred Stock will be issued in the name of, and delivered to, the name or address of the person signing this Letter of Transmittal and any Existing Exchangeable Preferred Stock not accepted for exchange will be returned to the name or address of the person signing this Letter of Transmittal.

5.   BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9

     Under the federal income tax laws, payments that may be made by Day on account of New Exchangeable Preferred Stock issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, Day (or the Exchange Agent with respect to the New Exchangeable Preferred Stock or a broker or custodian) may still withhold 31% of the amount of any payments made on account of the New Exchangeable Preferred Stock until the holder furnishes Day or the Exchange Agent with respect to the New Exchangeable Preferred Stock, broker or custodian with its TIN. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or Day is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Existing Exchangeable Preferred Stock are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Existing Exchangeable Preferred Stock to be deemed invalidly tendered, but may require Day or the Exchange Agent with respect to the New Exchangeable Preferred Stock, broker or custodian to withhold 31% of the amount of any payments made on account of the New Exchangeable Preferred Stock. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

6.   TRANSFER TAXES

     Day will pay all transfer taxes, if any, applicable to the transfer of Existing Exchangeable Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, New Exchangeable Preferred Stock and/or substitute Existing Exchangeable Preferred Stock not exchanged are to be delivered to, or are to be issued in the name of, any person other than the holder of the Existing Exchangeable Preferred Stock tendered hereby, or if tendered Existing Exchangeable Preferred Stock is in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Existing Exchangeable Preferred Stock to Day or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     It will not be necessary for transfer tax stamps to be affixed to the Existing Exchangeable Preferred Stock specified in this Letter of Transmittal.

7.   WAIVER OF CONDITIONS

     Day reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Exchangeable Preferred Stock, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Exchangeable Preferred Stock for exchange.

     Neither Day nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

9.   INADEQUATE SPACE

     If the space provided herein is inadequate, the aggregate number of shares of Existing Exchangeable Preferred Stock being tendered and any other required information should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

10.          REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.